EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Renhuang Pharmaceuticals, Inc. (the “Company”) on Form 10-K/A for the period ending October 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shaoming Li, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Report:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Shaoming Li
Shaoming Li
Chairman and Chief Executive Officer (Principle Executive Officer)

Dated: December 8, 2009